UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the shareholders of PSB Holdings, Inc. (the “Company”) was held on November 6, 2015.

(b)	The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders was as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

	Shares	Votes	Broker
	Voted For	Withheld	Non-Vote
Thomas A. Borner	5,076,695	114,566	578,518
Richard A. Loomis	5,099,902	22,844	647,033
John P. Miller	5,099,902	22,844	647,033

2.	The appointment of Wolf & Company, P.C. as independent registered public accounting firm for the fiscal year ending June 30, 2016 was ratified by the shareholders by the following vote:

Shares Voted	Shares Voted
For	Against	Abstentions
5,751,631	17,596	552

There were no broker non-votes on the proposal.

3.	An advisory, non-binding resolution to approve the executive compensation:

Shares Voted	Shares Voted		Broker
For	Against	Abstentions	Non-Votes
5,050,435	51,808	20,503	647,033

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: November 10, 2015	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr. Executive Vice-President and Chief
Financial Officer